SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12
Highland Credit Strategies Fund
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transactions applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 5, 2009
PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS JUNE 5, 2009
PROPOSAL 1 ELECTION OF TRUSTEE
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING
ADDITIONAL INFORMATION
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS JUNE 5, 2009
PROPOSAL 1 ELECTION OF TRUSTEE
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING
ADDITIONAL INFORMATION

HIGHLAND CREDIT STRATEGIES FUND

NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240

April 24, 2009

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Highland Credit Strategies Fund (the “Fund”) to be held at The Westin Galleria, Austin I Conference Room, 13340 Dallas Parkway, Dallas, TX, 75240, on Friday, June 5, 2009, at 8:00 a.m. Central Time (the “Annual Meeting”). Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

In addition to voting on the proposal described in the Notice of Annual Meeting of Shareholders and Proxy Statement, you will have an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a shareholder.

We hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the Annual Meeting.

Sincerely,

R. Joseph Dougherty
President

HIGHLAND CREDIT STRATEGIES FUND

NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 5, 2009

The Annual Meeting of Shareholders of Highland Credit Strategies Fund, a Delaware statutory trust (the “Fund”), will be held at The Westin Galleria, Austin I Conference Room, 13340 Dallas Parkway, Dallas, TX, 75240, on Friday, June 5, 2009, at 8:00 a.m. Central Time (the “Annual Meeting”), for the following purposes:

1.	To elect R. Joseph Dougherty as a Class III Trustee of the Fund, to serve for a three-year term expiring at the 2012 Annual Meeting or until his successor is duly elected and qualified; and

2.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Board of Trustees recommend a vote for the above proposals. The close of business on April 13, 2009 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be held on June 5, 2009: Copies of these proxy materials, including the notice for the Annual Meeting, the Proxy Statement and the form of proxy, are available to you on the Internet at https://www.hcmlp.com/Retail/ClosedEndFunds/Literature.aspx?fundid=23.

The Board of Trustees is requesting your vote. Your vote is important regardless of the number of shares that you own. Whether or not you expect to be present at the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the Annual Meeting, you may revoke your proxy at any time before it is exercised.

By Order of the Board of Trustees

M. Jason Blackburn
Secretary

April 24, 2009
Dallas, Texas

HIGHLAND CREDIT STRATEGIES FUND

NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
JUNE 5, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Highland Credit Strategies Fund, a Delaware statutory trust (the “Fund”), for use at the Fund’s Annual Meeting of Shareholders to be held at The Westin Galleria, Austin I Conference Room, 13340 Dallas Parkway, Dallas, TX, 75240, on Friday, June 5, 2009, at 8 a.m. Central Time, and at any and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders dated April 24, 2009. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Highland Capital Management, L.P. (the “Adviser”), with its principal office at 13455 Noel Road, Suite 800, Dallas, Texas 75240, serves as the adviser and the administrator to the Fund. The Fund’s principal executive office is located at NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and form of proxy are being provided to shareholders on or about April 24, 2009. The Board of Trustees (the “Board”) has fixed the close of business on April 13, 2009 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 55,526,191 shares of the Fund’s Common Shares, par value $0.001 per share, were issued and outstanding, and the Fund had not issued any Preferred Shares. Shareholders of the Fund are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.

If the form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted “FOR” the election as a Trustee of the nominee listed below, and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board does not know of any matter to be considered at the Annual Meeting other than the election of the Trustee referred to in this Proxy Statement and the Notice of Annual Meeting. A shareholder may revoke his or her proxy by appearing at the Annual Meeting, revoking his or her proxy and voting in person, or by giving written notice of such revocation to the Secretary of the Fund or by returning a later-dated proxy before the Annual Meeting.

The presence in person or by proxy of holders of a majority of the shares of the Fund entitled to vote shall constitute a quorum (“Quorum”) for the Fund’s Annual Meeting. If a Quorum is not present at the Annual Meeting, or if a Quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Annual Meeting to permit further solicitation of proxies. Any adjournment or postponement will require the affirmative vote of a majority of those shares that are represented at the Annual Meeting in person or by proxy, whether or not a Quorum is present.

Shares represented by properly executed proxies with respect to which (i) a vote is withheld, (ii) the shareholder abstains or (iii) a broker does not vote will be treated as shares that are present and entitled to vote for purposes of determining a Quorum.

In addition to soliciting proxies by mail, the Fund’s officers and employees of the Fund’s Adviser may solicit proxies by web, by telephone or in person. Copies of the notice for the Annual Meeting, the Proxy Statement and the form of proxy are available at https://www.hcmlp.com/Retail/ClosedEndFunds/Literature.aspx?fundid=23. The Fund has engaged PNC Proxy Services, 760 Moore Road, King of Prussia, PA 19406 and Broadridge Financial Solutions, Inc., 1981 Marcus Avenue, Lake Success, NY 11042 to assist in soliciting proxies for the Annual Meeting at an anticipated cost of $3,000. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.

2

PROPOSAL 1

ELECTION OF TRUSTEE

The Fund’s Board of Trustees is composed of five Trustees. At the upcoming Annual Meeting, the holders of the Fund’s shares are being asked to elect R. Joseph Dougherty as a Class III Trustee of the Fund, to serve for a three-year term until the 2012 Annual Meeting of Shareholders or until his successor is duly elected and qualified. Mr. Dougherty is currently serving as a Class III Trustee of the Fund and has agreed to continue to serve as a Class III Trustee, if elected. If Mr. Dougherty is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Nominating Committee may select.

The Fund’s Board is divided into three classes with the term of office of one class expiring each year. Classes I and II are each comprised of two Trustees, and Class III is comprised of one Trustee. James F. Leary and Bryan A. Ward are currently serving as Class I Trustees and were elected to serve a three-year term at the Fund’s Annual Meeting of Shareholders held on May 25, 2007. Timothy K. Hui and Scott F. Kavanaugh are currently serving as a Class II Trustees and were elected to serve a three year term at the Fund’s Annual Meeting of Shareholders held on June 6, 2008. Mr. Dougherty is currently a Class III Trustee and will continue to serve as a Class III Trustee if elected at the Annual Meeting.

Vote Required for Election of a Trustee

For a Class III Trustee of the Fund, the election requires the affirmative vote of the holders of a majority of the Common Shares of the Fund, represented in person or by proxy at the Annual Meeting and entitled to vote for the election of a Trustee. Abstentions and “broker non-votes” (i.e., shares held in “street name” by brokers or nominees that indicate on their proxies that they do not have discretionary authority to vote such shares as to the election of a Trustee) are counted as present at the Annual Meeting but, assuming the presence of a Quorum, will have the effect of a vote against each nominee.

THE BOARD, INCLUDING ALL OF THE NON-INTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEE AS A TRUSTEE.

*          *          *

3

Additional Information about the Nominee for Trustee and Continuing Trustees

Set forth below is the name and certain biographical and other information for the nominee for Trustee and for each continuing Trustee, as reported to the Fund by each such person:

Number of
Portfolios in
				the Highland	Other
		Term of Office	Principal Occupation(s)	Fund Complex[2]	Directorships/
	Position(s) held	and Length of	During the Past	Overseen by	Trusteeships
Name (Age) Address[1]	with the Funds	Time Served	Five Years	Director/ Trustee	Held

Class III — Nominee for Trustee (Interested Trustee3)

R. Joseph Dougherty (38)	Trustee, Chairman of the Board, President and Chief Executive Officer	3 year term (expiring at the 2012 annual meeting); Trustee and Chairman of the Board since March 2006 (inception); President and Chief Executive Officer since December 2008.	Team Leader of Adviser since 2000, Director/Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Senior Vice President of Highland Distressed Opportunities, Inc. since September 2006; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.	7	None

4

				Number of
				Portfolios in
		Term of		the Highland	Other
		Office and	Principal Occupation(s)	Fund Complex[2]	Directorships/
	Position(s) held	Length of	During the Past	Overseen by	Trusteeships
Name (Age)Address[1]	with the Fund	Time Served	Five Years	Director/Trustee	Held

Class I — Continuing Trustees for the Fund (Non-Interested Trustees4)

James F. Leary (79)	Trustee	3 year term (expiring at the 2010 annual meting); Trustee since May 2006 (inception)	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	7	Board Member of Capstone Group of Funds (7 portfolios)

Bryan A. Ward (54)	Trustee	3 year term (expiring at the 2010 annual meeting); Trustee since May 2006 (inception)	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	7	None

5

				Number of
				Portfolios in
		Length of		the Highland	Other
		Time Served	Principal Occupation(s)	Fund Complex[2]	Directorships/
	Position(s) held	and Term of	During the Past	Overseen by	Trusteeships
Name (Age) Address[1]	with the Fund	Office	Five Years	Director/ Trustee	Held

Class II — Continuing Trustees for the Fund (Non-Interested Trustees4)

Timothy K. Hui (60)	Trustee	3 year term (expiring at the 2011 annual meeting); Trustee since May 2006 (inception)	Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008, Assistant Provost for Graduate Education from July 2004 to June 2006, and Assistant Provost for Educational Resources from July 2001 to June 2004 at Philadelphia Biblical University.	7	None

Scott F. Kavanaugh (48)	Trustee	3 year term (expiring at the 2011 annual meeting); Trustee since May 2006 (inception).	Vice-Chairman, President and Chief Operating Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Private investor since February 2004; Sales Representative at Round Hill Securities from March 2003 to January 2004; Executive at Provident Funding Mortgage Corporation from February 2003 to July 2003; Executive Vice President, Director and Treasurer at Commercial Capital Bank from January 2000 to February 2003; Managing Principal and Chief Operating Officer at Financial Institutional Partners Mortgage Company and Managing Principal and President of Financial Institutional Partners, LLC (an investment banking firm) from April 1998 to February 2003.	7	None

[1]	The address of each Trustee is c/o Highland Funds, NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.

[2]	The “Highland Fund Complex” consists of all of the registered investment companies (totaling 6 funds) and the one business development company that are advised by the Adviser as of the date of this proxy statement.

[3]	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Adviser. Each Trustee other than Mr. Dougherty is a “Non-Interested” Trustee.

[4]	“Non-Interested” Trustees are those who are not “interested persons” of the Fund as described under Section 2(a)(19) of the 1940 Act.

6

The Fund’s executive officers are Mr. Dougherty, Brad Borud, M. Jason Blackburn and Michael Colvin. Set forth below are the names and certain biographical and other information for Messrs. Dougherty, Borud, Blackburn and Colvin as reported by them to the Fund. Such officers serve at the pleasure of the Trustees or until their successors have been duly elected and qualified. The Trustees may fill any vacancy in office or add any additional officers at any time.

Principal
	Position(s) held	Term of Office and	Occupation(s) During
Name (Age) Address*	with the Fund	Length of Time Served	the Past Five Years

R. Joseph Dougherty (38)	Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Chairman of the Board since 2004; President and Chief Executive Officer since December 2008.	Team Leader of the Adviser since 2000, Director/Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Senior Vice President of Highland Distressed Opportunities, Inc. since September 2006; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.

Brad Borud (37)	Executive Vice President	Indefinite Term; Executive Vice President since December 2008.	Senior Trader and Chief Investment Officer — Retail Products of the Adviser since April 2008 and Executive Vice President of the funds in the Highland Fund Complex since December 2008; Senior Trader and Co-Director of Portfolio Management of the Adviser from 2003 to March 2008.

M. Jason Blackburn (33)	Treasurer (Principal Accounting Officer) and Secretary	Indefinite Term; Treasurer and Secretary since 2006 (inception).	Assistant Controller of the Adviser since November 2001 and Treasurer and Secretary of the funds in the Highland Fund Complex.

Michael Colvin (39)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since July 2007.	General Counsel and Chief Compliance Officer of the Adviser since June 2007 and Chief Compliance Officer of the funds in the Highland Fund Complex since July 2007; Shareholder in the Corporate and Securities Group at Greenberg Traurig, LLP from January 2007 to June 2007; and Partner from January 2003 to January 2007 in the Private Equity Practice Group at Weil, Gotshal & Manges, LLP.

*	The address of each Officer is NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.

7

Beneficial Ownership of Shares

Set forth in the table below is the dollar range of shares of the Fund and the aggregate dollar range of shares beneficially owned by each Trustee of the Fund.

Aggregate Dollar
Range of Equity
Securities in All
Registered Investment
Companies Overseen
	Dollar Range of	by Board Member in
	Shares of the	Highland Family of
Name of Board Member	Fund*	Investment Companies**

R. Joseph Dougherty	over $100,000	over $100,000
Timothy K. Hui	$1 - $10,000	$1 - $10,000
Scott F. Kavanaugh	$10,001 - $50,000	$10,001 - $50,000
James F. Leary	$10,001 - $50,000	$10,001 - $50,000
Bryan A. Ward	$1 - $10,000	$1-$10,000

*	Based on market value as of March 31, 2009.

**	Based on market value as of December 31, 2008. “Family of Investment Companies” consists of nine registered investment companies that share the Adviser as their adviser and that hold themselves out to the investors as related companies for purposes of investment and investor services.

Set forth in the table below is the security ownership in the Fund of each Trustee and executive officer.

		Amount and
		Nature of
	Name of	Beneficial	Value of	Percent of
Title of Class	Beneficial Owner	Ownership*	Securities	Class

Common Shares	R. Joseph Dougherty	22,475 shares	$104,285[1]	0.04%
Common Shares	Timothy K. Hui	410 shares	$1,901	—
Common Shares	Scott F. Kavanaugh	4,525 shares	$20,996	0.01%
Common Shares	James F. Leary	2,615 shares	$12,134	—
Common Shares	Bryan A. Ward	110 shares	$510	—
Common Shares	Brad Borud	23,920 shares	$110,990[2]	0.04%
Common Shares	M. Jason Blackburn	4,641 shares	$21,533[3]	0.01%
Common Shares	Michael Colvin	489 shares	$2,270[4]	—

*	Based on market value as of March 31, 2009. Except as otherwise indicated, each person has sole voting and investment power over the indicated shares.

[1]	Mr. Dougherty’s beneficial ownership of these shares is based on direct ownership and ownership through a retirement plan.

[2]	Mr. Borud’s beneficial ownership of these shares is based on direct ownership and ownership through a retirement plan.

[3]	Mr. Blackburn’s beneficial ownership of these shares is based on ownership through a retirement plan.

[4]	Mr. Colvin’s beneficial ownership of these shares is based on ownership through a retirement plan.

As of March 31, 2009, the Trustees and officers of the Fund, as a group owned 0.11% of the Fund’s outstanding Common Shares.

8

As of March 31, 2009, none of the Non-Interested Trustees or their immediate family members own beneficially or of record any securities issued by the Adviser, the principal underwriter, or any person controlling, controlled by, or under common control with the Adviser or principal underwriter.

Committees of the Board of Trustees

During the fiscal year ended December 31, 2008, the Board of Trustees of the Fund convened 18 times. The Board of the Fund has four committees: the Audit Committee, the Nominating Committee, the Litigation Committee and the Qualified Legal Compliance Committee, each of which is currently comprised of all of the “Non-Interested Trustees,” each of whom is “Independent” as defined by the New York Stock Exchange (the “NYSE”).

The Audit Committee.  Pursuant to the Audit Committee Charter adopted by the Fund’s Board, the Fund’s Audit Committee is responsible for (1) oversight of the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) providing assistance to the Board in connection with its oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, and the independent auditors’ qualifications and independence, and the performance of the Fund’s internal audit function and independent auditors. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting. In addition, the Audit Committee may address questions arising with respect to the valuation of certain securities in the Fund’s portfolio. A current copy of the Fund’s Audit Committee Charter is available on the Fund’s website at www.highlandfunds.com. The Audit Committee met four times in fiscal year 2008. The members of the Fund’s Audit Committee are Messrs. Hui, Kavanaugh, Leary, and Ward, and the Board of the Fund has determined that Mr. Leary is an “audit committee financial expert,” for purposes of the federal securities laws.

The Nominating Committee.  The Fund’s Nominating Committee is responsible for identifying individuals qualified to serve as Trustees of the Fund and either selecting or recommending Board nominees for election or appointment. A current copy of the Fund’s Nominating Committee Charter is available on the Fund’s website at www.highlandfunds.com.

The Nominating Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, NexBank Tower, Suite 800, 13455 Noel Road, Dallas, Texas 75240. Such shareholder recommendations must include information regarding the recommended nominee as specified in the Nominating Committee Charter.

The Nominating Committee Charter describes the factors considered by the Nominating Committee in selecting nominees. In evaluating potential nominees, including any nominees recommended by shareholders, the Nominating Committee takes into consideration factors listed in the Nominating Committee Charter, including experience, skills, expertise, education, knowledge, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, the existence of any relationships that might give rise to a conflict of interest and such other relevant factors that the Nominating Committee considers appropriate in the context of the needs of the Board.

The Nominating Committee met once during fiscal year 2008. The members of the Nominating Committee are Messrs. Hui, Kavanaugh, Leary and Ward.

The Litigation Committee.  The Fund has established a Litigation Committee to seek to address any potential conflicts of interest between the Fund and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by both the Fund and the Adviser or another client of the Adviser. The Litigation Committee met four times in fiscal year 2008. The members of the Litigation Committee are Messrs. Hui, Kavanaugh, Leary and Ward.

9

The Qualified Legal Compliance Committee.  The members of the Audit Committee serve as the Qualified Legal Compliance Committee (the “QLCC”) for the Fund for the purpose of establishing alternative procedures for counsel to report potential material violations of federal or state securities laws by the Fund or their officers, and to address related matters. The QLCC did not meet in fiscal year 2008.

The Fund does not have a Compensation Committee.

Remuneration of Trustees and Executive Officers

The executive officers of the Fund and the Interested Trustee receive no direct remuneration from the Fund. Effective January 1, 2008, Non-Interested Trustees of the Fund receive an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. Prior to January 1, 2008, the Non-Interested Trustees received an annual retainer of $25,000 from the Fund for services provided as Trustee of the Fund, and also received compensation from other portfolios in the Highland Fund Complex. Non-Interested Trustees are also reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Trustees do not have any pension or retirement plan.

The following table summarizes the compensation paid by the Fund to its Trustees and the aggregate compensation paid by the Highland Fund Complex to the Trustees.

	Aggregate	Pension or		Aggregate
	Compensation	Retirement Benefits		Compensation
	From the Fund	Accrued as		from Highland Fund
	for the	Part of the	Estimated Annual	Complex for the
	Fiscal Year Ended	Fund’s	Benefits Upon	Calendar Year Ended
Name of Board Member	December 31, 2008	Expense	Retirement	December 31, 2008

Interested Trustee
R. Joseph Dougherty	$0	$0	$0	$0
Non-Interested Trustees
Timothy K. Hui	$23,863	$0	$0	$150,000
Scott F. Kavanaugh	$23,863	$0	$0	$150,000
James F. Leary	$23,863	$0	$0	$150,000
Bryan A. Ward	$23,863	$0	$0	$150,000

Share Ownership and Certain Beneficial Owners

To the knowledge of management of the Fund and the Board, the following shareholder(s) or “groups”, as the term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), beneficially owned, or were owners of record of, more than 5% of the Fund’s outstanding shares as of March 31, 2009:

		Amount and
		Nature of
	Name and Address of	Beneficial
Title of Class	Beneficial Owner	Ownership	Percent of Class

Common Stock	Morgan Stanley* 1585 Broadway New York, NY 10036	3,764,429 shares	8.2%

*	Based on information contained in a Schedule 13G filed jointly by Morgan Stanley and Morgan Stanley &Co. Incorporated on February 17, 2009. Reflects sole voting power with respect to 2,071,068 shares, shared voting power with respect to 1,693,361 shares and sole dispositive power with respect to all shares.

10

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund’s Trustees and officers, the Adviser, certain persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of the Fund’s outstanding interests (collectively, “Section 16 reporting persons”), file initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund interests with the Securities and Exchange Commission (“SEC”) and the NYSE. Section 16 reporting persons are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they file with respect to shares of the Fund. To the Fund’s knowledge, based solely upon the Fund’s reviews of the copies of such forms they receive and written representations from such persons, during the fiscal year ended December 31, 2008, the Section 16 reporting persons complied with all Section 16(a) filing requirements except that an initial statement of beneficial ownership (Form 3) for Brad Borud upon his election as Executive Vice President of the Fund was filed late.

Reorganization — Merger of Highland Distressed Opportunities, Inc. into the Fund

On December 19, 2008, the Board of Trustees approved an agreement and plan of merger and liquidation that provides for the merger of Highland Distressed Opportunities, Inc. (“Acquired Fund”) with and into HCF Acquisition LLC (“Merger Sub”), a Delaware limited liability company organized as a wholly owned subsidiary of the Fund (the “Merger”), with Merger Sub being the surviving entity and pursuant to which common stockholders of Acquired Fund will receive shares of beneficial interest of the Fund (and cash in lieu of any fractional shares). Immediately after the Merger, Merger Sub will distribute its assets to the Fund, and the Fund will assume the liabilities of Merger Sub, in complete liquidation and dissolution of Merger Sub (collectively with the Merger, the “Reorganization”). As a result of the Reorganization, each common stockholder of the Acquired Fund will become a common shareholder of the Fund. The number of shares of the Fund (and cash in lieu of any fractional shares) to be issued for each share of the Acquired Fund is expected to be calculated based on the relative net assets of the Fund and the Acquired Fund. The Acquired Fund is a closed-end company that has elected to be regulated as a business development company under the 1940 Act, and is managed by the Adviser. Assuming approval of the Reorganization by the stockholders of the Acquired Fund and the satisfaction of certain closing conditions, the Reorganization is currently expected to occur in or around June 2009.

11

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on March 19, 2009, the Fund’s Audit Committee approved, and the Fund’s Board, including a majority of the Non-Interested Trustees, ratified the selection of, PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2009. Representatives of PwC will not be present at the Annual Meeting. After reviewing the Fund’s audited financial statements for the fiscal year ended December 31, 2008, the Fund’s Audit Committee recommended to the Fund’s Board that such statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2008. A copy of the Audit Committee’s report appears below.

Independent Registered Public Accounting Firm Fees and Services

The following chart reflects fees paid to PwC in the Fund’s last two fiscal years. One hundred percent (100%) of all services provided by PwC to the Fund in each year were pre-approved and no fees were subject to pre-approval by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(c) of Regulation S-X. The audit services are approved by the Audit Committee pursuant to an audit engagement letter, and, in accordance with the Fund’s pre-approval policies and procedures, the Audit Committee of the Fund must pre-approve all non-audit services provided by PwC, and all non-audit services provided by PwC to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations and financial reporting of the Fund. In some circumstances, the pre-approval requirement may be waived if the aggregate amount of the fees for such non-audit services constitutes less than five percent of the total amount of revenues paid to PwC by the Fund during the fiscal year in which the non-audit services are provided. PwC provided non-audit services to the Adviser during the Fund’s last two fiscal years, but these services did not relate directly to the operations and financial reporting of the Fund, and therefore were not subject to pre-approval pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. PwC did not provide any non-audit services to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund. The Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser that is compatible with maintaining PwC’s independence.

Fiscal Year Ended paid by Fund	2007[1]	2008[1]

Audit Fees paid by Fund	$65,000	$95,000
Audit-Related Fees paid by Fund	$7,000[2]	$8,500[2]
Tax Fees paid by Fund	$5,700[3]	$6,250[3]
All Other Fees paid by Fund	$0	$12,000[4]
Aggregate Non-Audit Fees paid by Fund and Adviser	$1,779,070	$787,000

[1]	For the fiscal years ended December 31, 2007 and December 31, 2008.

[2]	Services to the Fund consisted of a review of a semi-annual regulatory filing.

[3]	Services to the Fund consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

[4]	Services to the Fund consisted of agreed-upon procedures required by the Fund’s credit facility.

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of the Fund’s year-end consolidated financial statements and reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PwC in connection with statutory and regulatory filings. These services also include the required audits of the Fund’s internal controls over financial reporting.

Audit-Related Fees.  Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s consolidated financial statements and are

12

not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and fees related to requests for documentation and information from regulatory and other government agencies.

Tax Fees.  Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees.  All other fees include fees for products and services other than the services reported above.

Report of the Audit Committee

The Audit Committee (the “Committee”) oversees the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements. Management is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report to Shareholders for the fiscal year ended December 31, 2008 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

In the performance of its oversight function, the Committee has considered and discussed the above described December 31, 2008 audited financial statements with management and with PwC, the Fund’s independent registered public accounting firm. The Committee has also discussed with PwC the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Rule AU 380, The Auditor’s Communication With Those Charged With Governance. The Committee reviewed with PwC, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee reviewed the written disclosures and the letters from PwC required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has considered whether the provision of other non-audit services by PwC to the Fund are compatible with maintaining PwC’s independence, and has discussed with PwC the independence of the independent registered public accounting firm.

The Committee discussed with PwC the overall scope and plans for the audit. The Committee met with PwC, with and without management present, to discuss the results of their audit, their evaluation of the Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Committee Charter, the Committee recommended to the Board (and the Board has approved) that the Fund’s audited financial statements be included in the Annual Report to Shareholders for the fiscal year ended December 31, 2008 and as filed with the SEC.

Shareholders are reminded, however, that the members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and PwC. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in

13

conformity with accounting principles generally accepted in the United States of America or that the Fund’s independent registered public accounting firm is, in fact, “independent.”

Scott F. Kavanaugh, Audit Committee Chair
Timothy K. Hui, Audit Committee Member
James F. Leary, Audit Committee Member
Bryan A. Ward, Audit Committee Member

14

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Trustees do not intend to present any other business at the Annual Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

Shareholder Proposals

Any proposals of shareholders intended to be presented at the Fund’s 2010 Annual Meeting of Shareholders must be received at the Fund’s principal executive office no later than December 25, 2009 for inclusion in the Fund’s proxy statement and proxy card relating to the 2010 Annual Meeting of Shareholders and must comply with the requirements of Rule 14a-8 and all other legal requirements. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Any proposals submitted after such date will not be included in the Fund’s proxy statement and proxy card relating to the 2010 Annual Meeting of Shareholders. Proxies solicited by the Fund will confer discretionary voting authority with respect to these proposals if the proposals are not received by the Fund, in good order and complying with all applicable legal requirements, by March 10, 2010, and may confer discretionary voting authority with respect to proposals received before such date, in each case subject to SEC rules governing the exercise of this authority.

Delivery Requirements

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials (“Notice”) addressed to those shareholders or by sending separate Notices for each household account in a single envelope. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Fund and some brokers household proxy materials or Notices, delivering a single proxy statement or Notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from a broker or the Fund that they will be householding materials to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes consent. If a shareholder does not want Fund mailings consolidated and would prefer to receive separate mailings at any time in the future, the shareholder should call the Fund at the telephone number below or write the Fund at the address above and the Fund will furnish separate mailings, in accordance with instructions.

Communications with Trustees

Shareholders of the Fund who wish to communicate with Trustees (or to the Independent Trustees as a group) should send communications to the attention of the Secretary of the Fund, NexBank Tower, Suite 800, 13455 Noel Road, Dallas, Texas 75240, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

Copies of the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2008 are available upon request, without charge, by writing the Fund at 101 Sabin Street, Pawtucket, Rhode Island 02860, or by calling

15

toll-free 1-877-665-1287. The Fund’s code of business conduct and ethics is available on its website, www.highlandfunds.com, and available upon request by contacting the Fund.

It is important that proxies be returned promptly. Therefore, whether or not you expect to attend the Annual Meeting in person, you are urged to fill in, sign and return the proxy in the enclosed stamped, self-addressed envelope.

Dallas, Texas
April 24, 2009

16

PROXY TABULATOR
P.O. BOX 859232
BRAINTREE, MA 02185-9232

Vote this proxy card TODAY!
Your prompt response will save the expense
of additional mailings

CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.

MAIL:	Return the signed proxy card in the enclosed envelope.

PROXY — HIGHLAND CREDIT STRATEGIES FUND
Annual Meeting of Shareholders — June 5, 2009
Proxy Solicited on Behalf of Board of Trustees
The undersigned holder of shares of Highland Credit Strategies Fund, a Delaware statutory trust (the “Fund”), hereby appoints Michael Colvin and M. Jason Blackburn, and each of them separately, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at The Westin Galleria, Austin I Conference Room, 13340 Dallas Parkway, Dallas, TX, 75240, on Friday, June 5, 2009, at 8:00 a.m., Central Time and at any and all adjournments and postponements thereof (the “Annual Meeting”), and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy. The undersigned holder hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
Copies of the notice for the Annual Meeting, the Proxy Statement and the form of proxy are available at https:// www.hcmlp.com/Retail/ClosedEndFunds/Literature.aspx?fundid=23
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED HOLDER WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXYHOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THIS PROXY WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED.
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HCSF-PXC 0609

HIGHLAND CREDIT STRATEGIES FUND

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL.
The Board of Trustees recommends a vote FOR the below Proposal.
Please mark your votes as
indicated in this example
  ▪

A.	Voting Items

1. Election of Class III Trustee	For	Withhold

01 – Mr. R. Joseph Dougherty	☐	☐

2.	In their discretion, on such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

B.	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

C.	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

NOTE: Please sign exactly as your name appears on this proxy. If shares are held jointly, each holder should sign. If signing as an attorney, trustee, executor, administrator, custodian, guarding, or corporate officer, please give full title.

Signature	Signature (Joint Owners)	Date (mm/dd/yyyy) — Please print date below

HCSF-PXC-0609

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

HIGHLAND CREDIT STRATEGIES FUND

Meeting Information

Meeting Type:	Annual

For holders as of:	4/13/09

Date: 6/5/09 Time: 8:00 a.m., Central

Location:	The Westin Galleria Austin I Conference Room 13340 Dallas Parkway Dallas, TX 75240
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—– Before You Vote —–
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 5/22/09.

—– How To Vote —–
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Trustees recommends a vote FOR the proposal below.
1.	Election of a Class III Trustee
01)	Mr. R. Joseph Dougherty
2.	In their discretion, on such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

HIGHLAND CREDIT STRATEGIES FUND

NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240

April 24, 2009

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Highland Credit Strategies Fund (the “Fund”) to be held at The Westin Galleria, Austin I Conference Room, 13340 Dallas Parkway, Dallas, TX, 75240, on Friday, June 5, 2009, at 8:00 a.m. Central Time (the “Annual Meeting”). Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

In addition to voting on the proposal described in the Notice of Annual Meeting of Shareholders and Proxy Statement, you will have an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a shareholder.

We hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend, please go to www.proxyvote.com to access and vote your proxy card to assure that your shares are represented at the Annual Meeting.

Sincerely,

R. Joseph Dougherty
President

HIGHLAND CREDIT STRATEGIES FUND

NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
JUNE 5, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Highland Credit Strategies Fund, a Delaware statutory trust (the “Fund”), for use at the Fund’s Annual Meeting of Shareholders to be held at The Westin Galleria, Austin I Conference Room, 13340 Dallas Parkway, Dallas, TX, 75240, on Friday, June 5, 2009, at 8 a.m. Central Time, and at any and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders dated April 24, 2009. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Highland Capital Management, L.P. (the “Adviser”), with its principal office at 13455 Noel Road, Suite 800, Dallas, Texas 75240, serves as the adviser and the administrator to the Fund. The Fund’s principal executive office is located at NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and form of proxy are being provided to shareholders on or about April 24, 2009. The Board of Trustees (the “Board”) has fixed the close of business on April 13, 2009 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 55,526,191 shares of the Fund’s Common Shares, par value $0.001 per share, were issued and outstanding, and the Fund had not issued any Preferred Shares. Shareholders of the Fund are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.

If the form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted “FOR” the election as a Trustee of the nominee listed below, and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board does not know of any matter to be considered at the Annual Meeting other than the election of the Trustee referred to in this Proxy Statement and the Notice of Annual Meeting. A shareholder may revoke his or her proxy by appearing at the Annual Meeting, revoking his or her proxy and voting in person, or by giving written notice of such revocation to the Secretary of the Fund or by returning a later-dated proxy before the Annual Meeting.

The presence in person or by proxy of holders of a majority of the shares of the Fund entitled to vote shall constitute a quorum (“Quorum”) for the Fund’s Annual Meeting. If a Quorum is not present at the Annual Meeting, or if a Quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Annual Meeting to permit further solicitation of proxies. Any adjournment or postponement will require the affirmative vote of a majority of those shares that are represented at the Annual Meeting in person or by proxy, whether or not a Quorum is present.

Shares represented by properly executed proxies with respect to which (i) a vote is withheld, (ii) the shareholder abstains or (iii) a broker does not vote will be treated as shares that are present and entitled to vote for purposes of determining a Quorum.

In addition to soliciting proxies by web, the Fund’s officers and employees of the Fund’s Adviser may solicit proxies by mail, by telephone or in person. The Fund has engaged PNC Proxy Services, 760 Moore Road, King of Prussia, PA 19406 and Broadridge Financial Solutions, Inc., 1981 Marcus Avenue, Lake Success, NY 11042 to assist in soliciting proxies for the Annual Meeting at an anticipated cost of $3,000. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.

PROPOSAL 1

ELECTION OF TRUSTEE

The Fund’s Board of Trustees is composed of five Trustees. At the upcoming Annual Meeting, the holders of the Fund’s shares are being asked to elect R. Joseph Dougherty as a Class III Trustee of the Fund, to serve for a three-year term until the 2012 Annual Meeting of Shareholders or until his successor is duly elected and qualified. Mr. Dougherty is currently serving as a Class III Trustee of the Fund and has agreed to continue to serve as a Class III Trustee, if elected. If Mr. Dougherty is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Nominating Committee may select.

The Fund’s Board is divided into three classes with the term of office of one class expiring each year. Classes I and II are each comprised of two Trustees, and Class III is comprised of one Trustee. James F. Leary and Bryan A. Ward are currently serving as Class I Trustees and were elected to serve a three-year term at the Fund’s Annual Meeting of Shareholders held on May 25, 2007. Timothy K. Hui and Scott F. Kavanaugh are currently serving as a Class II Trustees and were elected to serve a three year term at the Fund’s Annual Meeting of Shareholders held on June 6, 2008. Mr. Dougherty is currently a Class III Trustee and will continue to serve as a Class III Trustee if elected at the Annual Meeting.

Vote Required for Election of a Trustee

For a Class III Trustee of the Fund, the election requires the affirmative vote of the holders of a majority of the Common Shares of the Fund, represented in person or by proxy at the Annual Meeting and entitled to vote for the election of a Trustee. Abstentions and “broker non-votes” (i.e., shares held in “street name” by brokers or nominees that indicate on their proxies that they do not have discretionary authority to vote such shares as to the election of a Trustee) are counted as present at the Annual Meeting but, assuming the presence of a Quorum, will have the effect of a vote against each nominee.

THE BOARD, INCLUDING ALL OF THE NON-INTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEE AS A TRUSTEE.

*          *          *

Additional Information about the Nominee for Trustee and Continuing Trustees

Set forth below is the name and certain biographical and other information for the nominee for Trustee and for each continuing Trustee, as reported to the Fund by each such person:

Number of
Portfolios in
				the Highland	Other
	Position(s)	Term of Office	Principal Occupation(s)	Fund Complex[2]	Directorships/
	held with	and Length of	During the Past	Overseen by	Trusteeships
Name (Age) Address[1]	the Funds	Time Served	Five Years	Director/Trustee	Held

Class III — Nominee for Trustee (Interested Trustee3)
R. Joseph Dougherty (38)	Trustee, Chairman of the Board, President and Chief Executive Officer	3 year term (expiring at the 2012 annual meeting); Trustee and Chairman of the Board since March 2006 (inception); President and Chief Executive Officer since December 2008.	Team Leader of Adviser since 2000, Director/Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Senior Vice President of Highland Distressed Opportunities, Inc. since September 2006; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.	7	None

				Number of
				Portfolios in
			Principal	the Highland	Other
	Position(s)	Term of Office	Occupation(s)	Fund Complex[2]	Directorships/
	held with	and Length of	During the Past	Overseen by	Trusteeships
Name (Age) Address[1]	the Fund	Time Served	Five Years	Director/Trustee	Held

Class I — Continuing Trustees for the Fund (Non-Interested Trustees4)
James F. Leary (79)	Trustee	3 year term (expiring at the 2010 annual meting); Trustee since May 2006 (inception)	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	7	Board Member of Capstone Group of Funds (7 portfolios)

Bryan A. Ward (54)	Trustee	3 year term (expiring at the 2010 annual meeting); Trustee since May 2006 (inception)	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	7	None

				Number of
				Portfolios in
		Length of		the Highland	Other
	Position(s)	Time Served	Principal Occupation(s)	Fund Complex[2]	Directorships/
	held with	and Term of	During the Past	Overseen by	Trusteeships
Name (Age) Address[1]	the Fund	Office	Five Years	Director/Trustee	Held

Class II — Continuing Trustees for the Fund (Non-Interested Trustees4)
Timothy K. Hui (60)	Trustee	3 year term (expiring at the 2011 annual meeting); Trustee since May 2006 (inception)	Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008, Assistant Provost for Graduate Education from July 2004 to June 2006, and Assistant Provost for Educational Resources from July 2001 to June 2004 at Philadelphia Biblical University.	7	None

Scott F. Kavanaugh (48)	Trustee	3 year term (expiring at the 2011 annual meeting); Trustee since May 2006 (inception).	Vice-Chairman, President and Chief Operating Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Private investor since February 2004; Sales Representative at Round Hill Securities from March 2003 to January 2004; Executive at Provident Funding Mortgage Corporation from February 2003 to July 2003; Executive Vice President, Director and Treasurer at Commercial Capital Bank from January 2000 to February 2003; Managing Principal and Chief Operating Officer at Financial Institutional Partners Mortgage Company and Managing Principal and President of Financial Institutional Partners, LLC (an investment banking firm) from April 1998 to February 2003.	7	None

[1]	The address of each Trustee is c/o Highland Funds, NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.

[2]	The “Highland Fund Complex” consists of all of the registered investment companies (totaling 6 funds) and the one business development company that are advised by the Adviser as of the date of this proxy statement.

[3]	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Adviser. Each Trustee other than Mr. Dougherty is a “Non-Interested” Trustee.

[4]	“Non-Interested” Trustees are those who are not “interested persons” of the Fund as described under Section 2(a)(19) of the 1940 Act.

The Fund’s executive officers are Mr. Dougherty, Brad Borud, M. Jason Blackburn and Michael Colvin. Set forth below are the names and certain biographical and other information for Messrs. Dougherty, Borud, Blackburn and Colvin as reported by them to the Fund. Such officers serve at the pleasure of the Trustees or until their successors have been duly elected and qualified. The Trustees may fill any vacancy in office or add any additional officers at any time.

Principal
	Position(s) held with	Term of Office and Length	Occupation(s) During
Name (Age) Address*	the Fund	of Time Served	the Past Five Years

R. Joseph Dougherty (38)	Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Chairman of the Board since 2004; President and Chief Executive Officer since December 2008.	Team Leader of the Adviser since 2000, Director/Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Senior Vice President of Highland Distressed Opportunities, Inc. since September 2006; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.

Brad Borud (37)	Executive Vice President	Indefinite Term; Executive Vice President since December 2008.	Senior Trader and Chief Investment Officer — Retail Products of the Adviser since April 2008 and Executive Vice President of the funds in the Highland Fund Complex since December 2008; Senior Trader and Co-Director of Portfolio Management of the Adviser from 2003 to March 2008.

M. Jason Blackburn (33)	Treasurer (Principal Accounting Officer) and Secretary	Indefinite Term; Treasurer and Secretary since 2006 (inception).	Assistant Controller of the Adviser since November 2001 and Treasurer and Secretary of the funds in the Highland Fund Complex.

Michael Colvin (39)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since July 2007.	General Counsel and Chief Compliance Officer of the Adviser since June 2007 and Chief Compliance Officer of the funds in the Highland Fund Complex since July 2007; Shareholder in the Corporate and Securities Group at Greenberg Traurig, LLP from January 2007 to June 2007; and Partner from January 2003 to January 2007 in the Private Equity Practice Group at Weil, Gotshal & Manges, LLP.

*	The address of each Officer is NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.

Beneficial Ownership of Shares

Set forth in the table below is the dollar range of shares of the Fund and the aggregate dollar range of shares beneficially owned by each Trustee of the Fund.

Aggregate Dollar
Range of Equity
Securities in All
Registered Investment
Companies Overseen by
	Dollar Range of	Board Member in
	Shares of the	Highland Family of
Name of Board Member	Fund*	Investment Companies**

R. Joseph Dougherty	over $100,000	over $100,000
Timothy K. Hui	$1 - $10,000	$1 - $10,000
Scott F. Kavanaugh	$10,001 - $50,000	$10,001 - $50,000
James F. Leary	$10,001 - $50,000	$10,001 - $50,000
Bryan A. Ward	$1 - $10,000	$1 - $10,000

*	Based on market value as of March 31, 2009.

**	Based on market value as of December 31, 2008. “Family of Investment Companies” consists of nine registered investment companies that share the Adviser as their adviser and that hold themselves out to the investors as related companies for purposes of investment and investor services.

Set forth in the table below is the security ownership in the Fund of each Trustee and executive officer.

		Amount and
		Nature of
	Name of	Beneficial	Value of	Percent of
Title of Class	Beneficial Owner	Ownership*	Securities	Class

Common Shares	R. Joseph Dougherty	22,475 shares	$104,285[1]	0.04%
Common Shares	Timothy K. Hui	410 shares	$1,901	—
Common Shares	Scott F. Kavanaugh	4,525 shares	$20,996	0.01%
Common Shares	James F. Leary	2,615 shares	$12,134	—
Common Shares	Bryan A. Ward	110 shares	$510	—
Common Shares	Brad Borud	23,920 shares	$110,990[2]	0.04%
Common Shares	M. Jason Blackburn	4,641 shares	$21,533[3]	0.01%
Common Shares	Michael Colvin	489 shares	$2,270[4]	—

*	Based on market value as of March 31, 2009. Except as otherwise indicated, each person has sole voting and investment power over the indicated shares.

[1]	Mr. Dougherty’s beneficial ownership of these shares is based on direct ownership and ownership through a retirement plan.

[2]	Mr. Borud’s beneficial ownership of these shares is based on direct ownership and ownership through a retirement plan.

[3]	Mr. Blackburn’s beneficial ownership of these shares is based on ownership through a retirement plan.

[4]	Mr. Colvin’s beneficial ownership of these shares is based on ownership through a retirement plan.

As of March 31, 2009, the Trustees and officers of the Fund, as a group owned 0.11% of the Fund’s outstanding Common Shares.

As of March 31, 2009, none of the Non-Interested Trustees or their immediate family members own beneficially or of record any securities issued by the Adviser, the principal underwriter, or any person controlling, controlled by, or under common control with the Adviser or principal underwriter.

Committees of the Board of Trustees

During the fiscal year ended December 31, 2008, the Board of Trustees of the Fund convened 18 times. The Board of the Fund has four committees: the Audit Committee, the Nominating Committee, the Litigation Committee and the Qualified Legal Compliance Committee, each of which is currently comprised of all of the “Non-Interested Trustees,” each of whom is “Independent” as defined by the New York Stock Exchange (the “NYSE”).

The Audit Committee.  Pursuant to the Audit Committee Charter adopted by the Fund’s Board, the Fund’s Audit Committee is responsible for (1) oversight of the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) providing assistance to the Board in connection with its oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, and the independent auditors’ qualifications and independence, and the performance of the Fund’s internal audit function and independent auditors. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting. In addition, the Audit Committee may address questions arising with respect to the valuation of certain securities in the Fund’s portfolio. A current copy of the Fund’s Audit Committee Charter is available on the Fund’s website at www.highlandfunds.com. The Audit Committee met four times in fiscal year 2008. The members of the Fund’s Audit Committee are Messrs. Hui, Kavanaugh, Leary, and Ward, and the Board of the Fund has determined that Mr. Leary is an “audit committee financial expert,” for purposes of the federal securities laws.

The Nominating Committee.  The Fund’s Nominating Committee is responsible for identifying individuals qualified to serve as Trustees of the Fund and either selecting or recommending Board nominees for election or appointment. A current copy of the Fund’s Nominating Committee Charter is available on the Fund’s website at www.highlandfunds.com.

The Nominating Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, NexBank Tower, Suite 800, 13455 Noel Road, Dallas, Texas 75240. Such shareholder recommendations must include information regarding the recommended nominee as specified in the Nominating Committee Charter.

The Nominating Committee Charter describes the factors considered by the Nominating Committee in selecting nominees. In evaluating potential nominees, including any nominees recommended by shareholders, the Nominating Committee takes into consideration factors listed in the Nominating Committee Charter, including experience, skills, expertise, education, knowledge, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, the existence of any relationships that might give rise to a conflict of interest and such other relevant factors that the Nominating Committee considers appropriate in the context of the needs of the Board.

The Nominating Committee met once during fiscal year 2008. The members of the Nominating Committee are Messrs. Hui, Kavanaugh, Leary and Ward.

The Litigation Committee.  The Fund has established a Litigation Committee to seek to address any potential conflicts of interest between the Fund and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by both the Fund and the Adviser or another client of the Adviser. The Litigation Committee met four times in fiscal year 2008. The members of the Litigation Committee are Messrs. Hui, Kavanaugh, Leary and Ward.

The Qualified Legal Compliance Committee.  The members of the Audit Committee serve as the Qualified Legal Compliance Committee (the “QLCC”) for the Fund for the purpose of establishing alternative procedures for counsel to report potential material violations of federal or state securities laws by the Fund or their officers, and to address related matters. The QLCC did not meet in fiscal year 2008.

The Fund does not have a Compensation Committee.

Remuneration of Trustees and Executive Officers

The executive officers of the Fund and the Interested Trustee receive no direct remuneration from the Fund. Effective January 1, 2008, Non-Interested Trustees of the Fund receive an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. Prior to January 1, 2008, the Non-Interested Trustees received an annual retainer of $25,000 from the Fund for services provided as Trustee of the Fund, and also received compensation from other portfolios in the Highland Fund Complex. Non-Interested Trustees are also reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Trustees do not have any pension or retirement plan.

The following table summarizes the compensation paid by the Fund to its Trustees and the aggregate compensation paid by the Highland Fund Complex to the Trustees.

	Aggregate	Pension or		Aggregate
	Compensation	Retirement Benefits		Compensation
	From the Fund	Accrued as		from Highland Fund
	for the	Part of the	Estimated Annual	Complex for the
	Fiscal Year Ended	Fund’s	Benefits Upon	Calendar Year Ended
Name of Board Member	December 31, 2008	Expense	Retirement	December 31, 2008

Interested Trustee
R. Joseph Dougherty	$0	$0	$0	$0
Non-Interested Trustees
Timothy K. Hui	$23,863	$0	$0	$150,000
Scott F. Kavanaugh	$23,863	$0	$0	$150,000
James F. Leary	$23,863	$0	$0	$150,000
Bryan A. Ward	$23,863	$0	$0	$150,000

Share Ownership and Certain Beneficial Owners

To the knowledge of management of the Fund and the Board, the following shareholder(s) or “groups”, as the term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), beneficially owned, or were owners of record of, more than 5% of the Fund’s outstanding shares as of March 31, 2009:

		Amount and
		Nature of
	Name and Address of	Beneficial
Title of Class	Beneficial Owner	Ownership	Percent of Class

Common Stock	Morgan Stanley* 1585 Broadway New York, NY 10036	3,764,429 shares	8.2%

*	Based on information contained in a Schedule 13G filed jointly by Morgan Stanley and Morgan Stanley &Co. Incorporated on February 17, 2009. Reflects sole voting power with respect to 2,071,068 shares, shared voting power with respect to 1,693,361 shares and sole dispositive power with respect to all shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund’s Trustees and officers, the Adviser, certain persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of the Fund’s outstanding interests (collectively, “Section 16 reporting persons”), file initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund interests with the Securities and Exchange Commission (“SEC”) and the NYSE. Section 16 reporting persons are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they file with respect to shares of the Fund. To the Fund’s knowledge, based solely upon the Fund’s reviews of the copies of such forms they receive and written representations from such persons, during the fiscal year ended December 31, 2008, the Section 16 reporting persons complied with all Section 16(a) filing requirements except that an initial statement of beneficial ownership (Form 3) for Brad Borud upon his election as Executive Vice President of the Fund was filed late.

Reorganization — Merger of Highland Distressed Opportunities, Inc. into the Fund

On December 19, 2008, the Board of Trustees approved an agreement and plan of merger and liquidation that provides for the merger of Highland Distressed Opportunities, Inc. (“Acquired Fund”) with and into HCF Acquisition LLC (“Merger Sub”), a Delaware limited liability company organized as a wholly owned subsidiary of the Fund (the “Merger”), with Merger Sub being the surviving entity and pursuant to which common stockholders of Acquired Fund will receive shares of beneficial interest of the Fund (and cash in lieu of any fractional shares). Immediately after the Merger, Merger Sub will distribute its assets to the Fund, and the Fund will assume the liabilities of Merger Sub, in complete liquidation and dissolution of Merger Sub (collectively with the Merger, the “Reorganization”). As a result of the Reorganization, each common stockholder of the Acquired Fund will become a common shareholder of the Fund. The number of shares of the Fund (and cash in lieu of any fractional shares) to be issued for each share of the Acquired Fund is expected to be calculated based on the relative net assets of the Fund and the Acquired Fund. The Acquired Fund is a closed-end company that has elected to be regulated as a business development company under the 1940 Act, and is managed by the Adviser. Assuming approval of the Reorganization by the stockholders of the Acquired Fund and the satisfaction of certain closing conditions, the Reorganization is currently expected to occur in or around June 2009.

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on March 19, 2009, the Fund’s Audit Committee approved, and the Fund’s Board, including a majority of the Non-Interested Trustees, ratified the selection of, PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2009. Representatives of PwC will not be present at the Annual Meeting. After reviewing the Fund’s audited financial statements for the fiscal year ended December 31, 2008, the Fund’s Audit Committee recommended to the Fund’s Board that such statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2008. A copy of the Audit Committee’s report appears below.

Independent Registered Public Accounting Firm Fees and Services

The following chart reflects fees paid to PwC in the Fund’s last two fiscal years. One hundred percent (100%) of all services provided by PwC to the Fund in each year were pre-approved and no fees were subject to pre-approval by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(c) of Regulation S-X. The audit services are approved by the Audit Committee pursuant to an audit engagement letter, and, in accordance with the Fund’s pre-approval policies and procedures, the Audit Committee of the Fund must pre-approve all non-audit services provided by PwC, and all non-audit services provided by PwC to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations and financial reporting of the Fund. In some circumstances, the pre-approval requirement may be waived if the aggregate amount of the fees for such non-audit services constitutes less than five percent of the total amount of revenues paid to PwC by the Fund during the fiscal year in which the non-audit services are provided. PwC provided non-audit services to the Adviser during the Fund’s last two fiscal years, but these services did not relate directly to the operations and financial reporting of the Fund, and therefore were not subject to pre-approval pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. PwC did not provide any non-audit services to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund. The Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser that is compatible with maintaining PwC’s independence.

Fiscal Year Ended paid by Fund	2007[1]	2008[1]

Audit Fees paid by Fund	$65,000	$95,000
Audit-Related Fees paid by Fund	$7,000[2]	$8,500[2]
Tax Fees paid by Fund	$5,700[3]	$6,250[3]
All Other Fees paid by Fund	$0	$12,000[4]
Aggregate Non-Audit Fees paid by Fund and Adviser	$1,779,070	$787,000

[1]	For the fiscal years ended December 31, 2007 and December 31, 2008.

[2]	Services to the Fund consisted of a review of a semi-annual regulatory filing.

[3]	Services to the Fund consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

[4]	Services to the Fund consisted of agreed-upon procedures required by the Fund’s credit facility.

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of the Fund’s year-end consolidated financial statements and reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PwC in connection with statutory and regulatory filings. These services also include the required audits of the Fund’s internal controls over financial reporting.

Audit-Related Fees.  Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and fees related to requests for documentation and information from regulatory and other government agencies.

Tax Fees.  Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees.  All other fees include fees for products and services other than the services reported above.

Report of the Audit Committee

The Audit Committee (the “Committee”) oversees the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements. Management is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report to Shareholders for the fiscal year ended December 31, 2008 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

In the performance of its oversight function, the Committee has considered and discussed the above described December 31, 2008 audited financial statements with management and with PwC, the Fund’s independent registered public accounting firm. The Committee has also discussed with PwC the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Rule AU 380, The Auditor’s Communication With Those Charged With Governance. The Committee reviewed with PwC, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee reviewed the written disclosures and the letters from PwC required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has considered whether the provision of other non-audit services by PwC to the Fund are compatible with maintaining PwC’s independence, and has discussed with PwC the independence of the independent registered public accounting firm.

The Committee discussed with PwC the overall scope and plans for the audit. The Committee met with PwC, with and without management present, to discuss the results of their audit, their evaluation of the Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Committee Charter, the Committee recommended to the Board (and the Board has approved) that the Fund’s audited financial statements be included in the Annual Report to Shareholders for the fiscal year ended December 31, 2008 and as filed with the SEC.

Shareholders are reminded, however, that the members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and PwC. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that the Fund’s independent registered public accounting firm is, in fact, “independent.”

Scott F. Kavanaugh, Audit Committee Chair
Timothy K. Hui, Audit Committee Member
James F. Leary, Audit Committee Member
Bryan A. Ward, Audit Committee Member

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Trustees do not intend to present any other business at the Annual Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

Shareholder Proposals

Any proposals of shareholders intended to be presented at the Fund’s 2010 Annual Meeting of Shareholders must be received at the Fund’s principal executive office no later than December 25, 2009 for inclusion in the Fund’s proxy statement and proxy card relating to the 2010 Annual Meeting of Shareholders and must comply with the requirements of Rule 14a-8 and all other legal requirements. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Any proposals submitted after such date will not be included in the Fund’s proxy statement and proxy card relating to the 2010 Annual Meeting of Shareholders. Proxies solicited by the Fund will confer discretionary voting authority with respect to these proposals if the proposals are not received by the Fund, in good order and complying with all applicable legal requirements, by March 10, 2010, and may confer discretionary voting authority with respect to proposals received before such date, in each case subject to SEC rules governing the exercise of this authority.

Delivery Requirements

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials (“Notice”) addressed to those shareholders or by sending separate Notices for each household account in a single envelope. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Fund and some brokers household proxy materials or Notices, delivering a single proxy statement or Notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from a broker or the Fund that they will be householding materials to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes consent. If a shareholder does not want Fund mailings consolidated and would prefer to receive separate mailings at any time in the future, the shareholder should call the Fund at the telephone number below or write the Fund at the address above and the Fund will furnish separate mailings, in accordance with instructions.

Communications with Trustees

Shareholders of the Fund who wish to communicate with Trustees (or to the Independent Trustees as a group) should send communications to the attention of the Secretary of the Fund, NexBank Tower, Suite 800, 13455 Noel Road, Dallas, Texas 75240, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

Copies of the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2008 are available upon request, without charge, by writing the Fund at 101 Sabin Street, Pawtucket, Rhode Island 02860, or by calling toll-free 1-877-665-1287. The Fund’s code of business conduct and ethics is available on its website, www.highlandfunds.com, and available upon request by contacting the Fund.

It is important that proxies be returned promptly. Therefore, whether or not you expect to attend the Annual Meeting in person, you are urged to go to www.proxyvote.com to access and vote your proxy card.

Dallas, Texas
April 24, 2009

PROXY — HIGHLAND CREDIT STRATEGIES FUND
Annual Meeting of Shareholders — June 5, 2009
Proxy Solicited on Behalf of Board of Trustees
The undersigned holder of shares of Highland Credit Strategies Fund, a Delaware statutory trust (the “Fund”), hereby appoints Michael Colvin and M. Jason Blackburn, and each of them separately, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at The Westin Galleria, Austin I Conference Room, 13340 Dallas Parkway, Dallas, TX, 75240, on Friday, June 5, 2009, at 8:00 a.m., Central Time and at any and all adjournments and postponements thereof (the “Annual Meeting”), and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy. The undersigned holder hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
Copies of the notice for the Annual Meeting, the Proxy Statement and the form of proxy are available at www.proxyvote.com
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED HOLDER WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXYHOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THIS PROXY WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED.

HIGHLAND CREDIT STRATEGIES FUND

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL.
The Board of Trustees recommends a vote FOR the below Proposal.
Please mark your votes as
indicated in this example
  ▪

A.       Voting Items

1.	Election of Class III Trustee	For	Withhold

01 – Mr. R. Joseph Dougherty		☐	☐

2.	In their discretion, on such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.
B.       Non-Voting Items

Change of Address - Please print new address below.	Comments - Please print your comments below.

C.       Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
NOTE: Please sign exactly as your name appears on this proxy. If shares are held jointly, each holder should sign. If signing as an attorney, trustee, executor, administrator, custodian, guarding, or corporate officer, please give full title.

Signature	Signature (Joint Owners)	Date (mm/dd/yyyy) — Please print date below

HCSF-PXC-0609